SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[X]    Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

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
      (Name of Registrant as Specified In Its Charter) Spartan U.S. Treasury Money Market Fund

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
            (Name of Person Filing Proxy Statement) Arthur S. Loring, Secretary

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Payment of Filing Fee (Check the appropriate box):

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
[  ]   $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

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            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


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
[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid: $125



      (2)   Form, Schedule or Registration Statement No.: (811-5361)



      (3)   Filing Party: Spartan U.S. Treasury Money Market Fund



      (4)   Date Filed: December 22, 1994

SPARTAN(registered trademark) U. S. TREASURY MONEY MARKET FUND

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Spartan U.S. Treasury Money Market Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan U.S. Treasury Money Market Fund (the fund), will be held at the office of the fund, 82 Devonshire Street, Boston, Massachusetts
02109 on April 19, 1995,    at        9:00     a.m. The purpose of the
Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To adopt a new fundamental investment policy for the fund permitting the fund to invest all of its assets in another open-end investment company with the same investment objective and investment policies.
 2. To approve an Agreement and Plan providing for the conversion of the fund into a separate fund of a Delaware business trust.
 3. To approve an amended management contract for the fund.
 4. To amend the fund's fundamental investment limitation concerning borrowing.
 5. To amend the fund's fundamental investment limitation concerning the issuance of senior securities.
 The Board of Trustees has fixed the close of business on February 21, 1995 as the record date for the determination of the shareholders entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By the order of the Board of Trustees,
ARTHUR S. LORING, Secretary
February 21, 1995
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


       PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
SPARTAN U.S. TREASURY MONEY MARKET FUND
TO BE HELD APRIL 19, 1995
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Spartan U.S. Treasury Money Market Fund (the fund) to be used at the Special Meeting of Shareholders of the fund and at any adjournments thereof (the Meeting), to
be held April 19, 1995 at    9:00     a.m. at 82 Devonshire Street, Boston,
Massachusetts 02109, the principal executive office of the fund and Fidelity Management & Research Company (FMR), the fund's investment adviser. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about February 21, 1995. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the fund. 440 Financial Group of Worcester, Inc. may be paid hourly rates to solicit shareholders on
behalf of the fund at an anticipated cost of approximately    $10,000.
The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. Fidelity Distributors Corporation, the fund's principal underwriter, principal business address is 82 Devonshire Street, Boston, Massachusetts. The principal business address of FMR Texas Inc., subadviser to the fund, is 400 East Las Colinas Boulevard, Irving, Texas.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the fund, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
    On December 31, 1994, there were 1,771,190,892 shares of the fund
issued and outstanding. As        of        December 31, 1994,
   the        trustees        and        officers        of        the
   fund        owned,        in        the        aggregate,
   less        than        1%        of        the        fund's
   total        outstanding        shares.        To        the
   knowledge        of        the        fund,        no
   shareholder        owned        of        record        or
   beneficially        more        than        5%        of        the
   outstanding        shares        of        the        fund        on
   that        date.        Shareholders of record at the close of business
on February 21, 1995, will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JULY 31, 1994 CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: APPROVAL OF THE PROPOSALS REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF
(A) 67% OR MORE OF THE SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND PERMITTING THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AND INVESTMENT POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the adoption of a new fundamental investment policy that would permit the fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund. This proposal would add a fundamental policy for the fund that permits a Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that the fund should invest in a master fund, the Trustees believe it could be in the best interests of the fund to adopt such a structure at a future date.
 At present, certain of the fund's fundamental investment policies and limitations would prevent the fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit the fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of the fund and its shareholders. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of the fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include the fund's limitations on investing more than 5% of total assets in any one issuer or more than 25% of total assets in any one industry, and on acting as an underwriter.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 The fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of the fund would be managed as part of a larger pool. Were the fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw the fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable law or the fund's policies to vote on the matters to be considered at the Pooled Fund shareholder meeting. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing the fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to the fund may be reduced. If the fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow the fund to invest in a Pooled Fund at a future date, the Trustees recommend that the fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for the fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees recommends that the fund's shareholders vote to adopt a new fundamental policy that would permit the fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
If the proposal is not adopted, the fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
2. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE CONVERSION OF THE FUND INTO A SEPARATE FUND OF A DELAWARE BUSINESS TRUST.
 The Trustees have approved an Agreement and Plan of Conversion and Termination (the Plan of Conversion) in the form attached to this Proxy Statement as Exhibit 1. The Plan of Conversion provides for a conversion (the Conversion) of Spartan U.S. Treasury Money Market Fund (the current fund), a Massachusetts business trust (the Massachusetts Trust), to a separate series (the successor fund) of Fidelity Hereford Street Trust, a Delaware business trust (the Delaware Trust).
 The investment objective, policies, and limitations of the current fund will not change except as approved by shareholders and as described in this proxy statement. The successor fund will carry on the business of the current fund following the Conversion. The successor fund will have an investment objective, and policies and limitations identical to those of the current fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement). For a discussion of the principal differences between the Massachusetts and Delaware business trust forms of organization, see "Certain Comparative Information About the
Massachusetts Trust and the Delaware Trust" on page    9.
 Fidelity Management & Research Company (FMR), the current fund's investment manager, will be responsible for the investment management of the successor fund, subject to the supervision of the Trustees, under a management contract substantially identical to the contract currently in effect between FMR and the current fund (the Present Management Contract); similarly, FMR Texas, the current fund's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to the successor fund under a Sub-Advisory Agreement substantially identical to the agreement currently in effect between FMR Texas and FMR (the Present Sub-Advisory Agreement). For a discussion of the Present Management
Contract and the Present Sub-Advisory Agreement see pages    18     through
   19.
 It should be noted that the location and legal domicile of FMR and FMR Texas, will not be affected by this proposal.
 REASON FOR THE PROPOSED CONVERSION. The current fund is presently organized as a fund of a Massachusetts business trust with one series of shares. The Trustees unanimously recommend conversion of the current fund to a separate series of the Delaware Trust (i.e., into the successor fund) which will succeed to the business of the current fund. The Trustees have determined that Delaware law affords advantages to the operations of a mutual fund in addition to those available under Massachusetts law.
 Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for obligations of the trust. Under Massachusetts law, current fund shareholders are potentially liable for obligations of the current fund; although the risk of such liability is remote, the Trustees have determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, should the Delaware Trust issue multiple series of shares, each series shall not be liable for the debts of any other series; another potential, although remote, risk in the case of a Massachusetts business trust.
 The Trustees believe that the Delaware business trust form will enable the Delaware Trust to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. Delaware law, for example, explicitly authorizes electronic or telephonic communications between shareholders and the Delaware Trust. The Trustees hope to take advantage of this provision to improve shareholder voting procedures and reduce costs. It is anticipated that under Delaware law and the Delaware Trust Instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Neither Massachusetts nor Delaware business trusts are required to hold annual shareholder meetings, affording significant cost savings. In addition, Delaware law affords to the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to incorporate the Trust, to merge or consolidate with another entity, to cause each series to become a separate trust, and to change the Trust's domicile without shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment related operational issues. Of course, the investment objective and many of the investment limitations of both the current fund and successor fund remain fundamental, and may only be changed by shareholder vote. For proposed amendments to certain of the current fund's fundamental investment limitations, see Proposals 4 and 5.
 For a more detailed comparison of the Massachusetts Trust's current Massachusetts Declaration of Trust (the Declaration of Trust) and the proposed Delaware Trust Instrument, see "Certain Comparative Information
About the Massachusetts Trust and the Delaware Trust" on page    9.
 SUMMARY OF THE PLAN OF CONVERSION. The following discussion summarizes the important terms of the Plan of Conversion. This summary is qualified in its entirety by reference to the Plan of Conversion itself, which is included as Exhibit 1 to this Proxy Statement.
 The Delaware Trust was formed as a Delaware business trust pursuant to a Trust Instrument dated November 18, 1993 (the Trust Instrument). On the closing date of the Conversion (Closing Date), the current fund will transfer all of its assets to the successor fund, a series of the Delaware Trust established for the purpose of effecting the Conversion, in exchange for the assumption by the successor fund of all of the liabilities of the current fund and the issuance of shares of beneficial interest of the successor fund (Delaware Trust Shares) equal to the value (as determined by using the procedures set forth in the current fund's prospectus) on the date of the exchange of the current fund's net assets divided by $1.00, the anticipated net asset value per share of the successor fund. Immediately thereafter, the current fund will distribute the Delaware Trust Shares to the current fund's shareholders pro rata, in proportion to the current fund's shareholders respective beneficial interest in the current fund (Massachusetts Fund Shares), in liquidation of such Massachusetts Fund Shares. Immediately after this distribution of the Delaware Trust Shares, the current fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE CONVERSION, EACH OF THE CURRENT FUND'S SHAREHOLDERS WILL BE THE OWNER OF FULL AND FRACTIONAL DELAWARE TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER MASSACHUSETTS FUND SHARES.
 The Plan of Conversion authorizes the current fund as the then sole initial shareholder of the successor fund to approve (i) the management contract with FMR for the successor fund (the New Management Contract),
(ii) the Sub-Advisory Agreement between FMR and FMR Texas with respect to the successor fund (the New Sub-Advisory Agreement), and (iii) the Distribution and Service Plan (the New Plan) under Rule 12b-1 with respect to the successor fund identical to the contract or plan, as the case may be, currently in effect with the current fund.
 The Delaware Trust Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreement, and the New Plan will take effect on the Closing Date. The New Management Contract, the New Sub-Advisory Agreement, and the New Plan will continue in force until May 31, 1996. The New Management Contract and the New Sub-Advisory Agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Delaware Trust, FMR, or FMR Texas, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the successor fund. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract, New Sub-Advisory Agreement, and New Plan will be terminable without penalty on sixty days' written notice either by the Delaware Trust, FMR, or FMR Texas, as the case may be, and will terminate automatically in the event of its assignment.
 Assuming the Plan of Conversion is approved, it is currently contemplated that the Conversion will become effective at the close of business on
   June     16, 1995. However, the Conversion may become effective at
another time and date if circumstances warrant.
 The obligations of the Massachusetts Trust and the Delaware Trust under the Plan of Conversion are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Conversion by the current fund's shareholders, the Plan of Conversion may be terminated or amended at any time prior to the Conversion by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan of Conversion or (2) it reasonably appears that a party cannot meet a condition of the Plan of Conversion. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Conversion, provided that such waiver or amendment does not materially adversely affect the interests of the current fund's shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Delaware Trust's transfer agent will establish an account for the successor fund's shareholders containing the appropriate number and denominations of Delaware Trust Shares to be received by each shareholder under the Plan of Conversion. Such accounts will be identical in all material respects to the accounts currently maintained by the current fund's transfer agent for the current fund's shareholders. Current fund shareholders who are receiving payment under a withdrawal plan with respect to Massachusetts Fund Shares will retain the same rights and privileges as to Delaware Trust Shares under the Plan of Conversion. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a fund shareholder with respect to Massachusetts Fund Shares.
 EXPENSES. The current fund and the successor fund shall each be responsible for all of their respective expenses of the Conversion,
estimated at    $15,000     in the aggregate.
        TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the current fund, which prohibit the current fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the current fund's ability to carry out the Conversion. By approving the Plan of Conversion, current fund shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE CONVERSION. The Massachusetts Trust and the
Delaware Trust have    been        advised        by     their counsel,
Kirkpatrick & Lockhart, that no gain or loss will be recognized for federal income tax purposes by the current fund, the Delaware Trust or the current fund's shareholders upon (1) the transfer of the current fund's assets in exchange solely for the Delaware Trust Shares and the assumption by the Delaware Trust on behalf of the successor fund of the current fund's liabilities or (2) the distribution of Delaware Trust Shares to the current fund's shareholders in liquidation of their Massachusetts Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Delaware Trust Shares to be received by each of the current fund's shareholders will be the same as that of his or her Massachusetts Fund Shares; and (b) the current fund's shareholder's holding period for his or her Massachusetts Fund Shares will include the current fund's shareholder's holding period for his or her Massachusetts Fund Shares, provided that said Massachusetts Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed agreement and plan to convert the fund into a separate series of a Delaware business trust is in the best interest of the fund's shareholders. The Trustees recommend that the current fund's shareholders vote FOR the approval of the Plan of Conversion as described above. Such a vote encompasses approval of the conversion of the current fund to a separate series of a Delaware business trust; temporary waiver of certain investment limitations of the current fund to permit the Conversion (see "Temporary
Waiver of Investment Restrictions" on page    8);     authorization of the
current fund, as sole shareholder of the Delaware Trust series, to approve
(i) a Management Contract for the successor fund between the Trust and FMR,
(ii) a Sub-Advisory Agreement for the successor fund between FMR and FMR Texas, and (iii) a Distribution and Service Plan under Rule 12b-1, identical to the contract or plan, as the case may be, currently in effect with the current fund. If approved, the Plan of Conversion will take effect on the fund's closing date. If the Plan of Conversion is not approved, the current fund will continue to operate as a fund of a Massachusetts business trust.
CERTAIN COMPARATIVE INFORMATION ABOUT THE MASSACHUSETTS TRUST
AND THE DELAWARE TRUST
 SUMMARY OF THE TRUST INSTRUMENT. The Delaware Trust has been established pursuant to the Trust Instrument under the laws of the State of Delaware. The investment objective, policies, and limitations of the successor fund will be the same as those of the current fund, including the revised policies and limitations, if approved, adopted by shareholders pursuant to
   Proposals     4 and 5. The Delaware Trust's fiscal year end is April 30, which is different than that of the Massachusetts Trust. The Trustees may change the fiscal year end of the Delaware Trust at their discretion in the future. Prior to the Conversion, the successor fund will not have any assets or liabilities. During the Conversion, the current fund will be the sole shareholder of the successor fund immediately prior to the distribution of Delaware Trust Shares to current fund shareholders.
 As a Delaware business trust, the Delaware Trust's operations will be governed by the Trust Instrument, the Bylaws and applicable Delaware law rather than by the Massachusetts Declaration of Trust, the Bylaws, and applicable Massachusetts law. The operations of the Delaware Trust will continue to be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder, and applicable state securities laws.
 TRUSTEES AND OFFICERS OF THE TRUST. Subject to the provisions of the Trust Instrument, the business of the Delaware Trust is supervised by its Trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers, and fiduciary duties of the Trustees of the Delaware Trust will be substantially the same as those of the Trustees of the Massachusetts Trust. The Trustees of the Delaware Trust would be those persons who currently serve as Trustees of the Massachusetts Trust.
 SERIES OR FUNDS OF THE MASSACHUSETTS TRUST AND THE DELAWARE TRUST. The Delaware Trust's Trust Instrument permits the Trustees to create one or more series or funds of the Delaware Trust and, with respect to each series or fund, to issue an unlimited number of full or fractional shares of that series or fund or of one or more of that series' or fund's classes. The Massachusetts Trust's Trustees have identical rights under the Massachusetts Declaration of Trust. Each share of a fund of the Delaware Trust, like each share of a fund of the Massachusetts Trust, represents an equal proportionate interest with each other share in that series or fund, none having priority or preference over another. While additional series or classes thereof may be added in the future, none are currently contemplated.
 DELAWARE TRUST SHAREHOLDER AND MASSACHUSETTS TRUST SHAREHOLDER LIABILITY. One area of difference between the two forms of organizations is the potential liability of shareholders. Generally, Delaware Trust shareholders are not personally liable for obligations of the Delaware Trust under Delaware law. The Delaware Business Trust Act (the Delaware Act) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability applies in many other states, including Texas, the location of the fund's sub-adviser. As a result, to the extent that the Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Delaware Trust shareholders to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Delaware Trust or its Trustees and (ii) provides for indemnification out of series or fund property of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the series or fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, FMR believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.
 Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts Trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property. Thus, FMR believes the risk of Massachusetts Trust shareholder liability is also remote for shareholders of Massachusetts business trusts.
 VOTING RIGHTS OF MASSACHUSETTS TRUST AND DELAWARE TRUST SHAREHOLDERS. Neither the Massachusetts Trust nor the Delaware Trust holds annual meetings. The Declaration of Trust and Trust Instrument each, in substance, provides that a special meeting of shareholders may be called by the holders of 10% or more of the shares, and that 10 or more holders of $25,000 (who have been such for six months), or 1% of the shares, whichever is greater, may apply to the Trustees stating that they wish to communicate with shareholders in order to obtain the call by 10% of the outstanding shares, in which case the Trustees shall cooperate with such shareholders as required under Section 16(c) of the 1940 Act.
 The Delaware Trust, like the Massachusetts Trust, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of the successor fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the successor fund; ratification of the selection by the Trustees of the independent accountants for the Delaware Trust; and such additional matters relating to the Delaware Trust as may be required by law, or which the Trustees consider desirable. If, at any time, less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Delaware Trust for the purpose of electing a Board of Trustees. The Massachusetts Trust intends to notify the SEC that the Delaware Trust will succeed to the shares registered by the Massachusetts Trust under the Securities Act of 1933 on behalf of the fund.
 The Trust Instrument provides that shareholders shall have the power to vote only with respect to the election of Trustees, the removal of Trustees, the approval of investment advisory or management contracts, and with respect to such additional matters as may be required by law or the Trustees may consider desirable. The Trust Instrument also permits the Trustees to amend the Trust Instrument, except that shareholders shall have the right to vote on any amendment affecting their right to vote, on any amendment required by law or the Trust's registration statement, or on any matter submitted to shareholders by the Trustees. The Massachusetts Declaration of Trust, on the other hand, generally gives shareholders exclusive power to amend the Declaration of Trust in addition to the voting rights granted by the Trust Instrument. The Trust Instrument provides that one-third of the shares shall constitute a quorum; the Massachusetts Declaration of Trust requires a majority of shares to establish quorum for a meeting.
The Massachusetts Declaration of Trust and the Delaware Trust Instrument provide for different methods of calculating voting rights. The Massachusetts Declaration of Trust provides that each share of a fund in a Trust is entitled to one vote. The amendment, if approved, would provide for voting rights to be calculated based on a shareholder's total dollar interest in a fund rather than on the number of shares owned. This is the method by which shareholders' voting rights are calculated under the Delaware Trust Instrument. If this Proposal to convert the fund to a fund of a Delaware Trust is passed by shareholders, the Massachusetts Trust and the Delaware Trust will provide for calculating voting rights in the same manner.
 LIABILITY OF TRUSTEES. The Trust Instrument provides that the Trustees shall not be liable to any person other than the Delaware Trust or a shareholder and that a Trustee shall not be liable for any act as a Trustee; but nothing in the Trust Instrument protects a Trustee against any liability to the Trust or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Declaration of Trust provides that its Trustees shall not be liable for errors of judgment or mistakes of fact or law, subject to substantially similar provisions concerning willful misfeasance, bad faith, gross negligence, and reckless disregard as those described above.
3. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to amend the management contract between the fund and FMR. The proposal would modify the management fee that FMR receives from the fund by reducing it 0.10% from an annual rate of 0.55% of the fund's average net assets to 0.45%.
 A copy of the present management contract, marked to indicate proposed amendments, is supplied as Exhibit 2 on page 33. Except for the amendment to the management fee rate, the proposed contract is substantially identical to the present management contract. If approved by shareholders, the proposed contract will take effect on May 1, 1995 (or, if later, the first day of the first month following approval) and will remain in effect through May 31, 1996, subject to continuation by the Board of Trustees. If the proposed contract is not approved, the present contract will continue in effect through May 31, 1995, subject to continuation by the Board of Trustees.
 PROPOSED AMENDMENT TO THE MANAGEMENT CONTRACT. The fund's management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. As the fund's manager, FMR manages the fund's investments and business affairs and pays all of the fund's expenses with certain exceptions (for details of the exceptions and the terms of the present
contract, see "Present Management Contract" on page    18).     The fund's
current management contract, dated December 1, 1990, provides that FMR, for its provision of investment advisory and other services, is to receive a monthly management fee at the annual rate of 0.55%, of the average net assets of the fund. However, since the adoption of the fund's current contract, FMR voluntarily agreed to reimburse a portion of the fund's operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses). The result was to limit the fund's total operating expenses to an annual rate of 0.45% through December 31, 1995. For the fiscal year ended July 31, 1994, the total management fee paid by the fund before reimbursement would have been 0.55% of average net assets. However, under FMR's reimbursement arrangements, the fee paid by the fund equaled 0.45% of average net assets, the same as it would have been under the proposed contract if the proposed contract had been in effect.
 COMPARISON OF MANAGEMENT FEES. The following chart compares the fund's management fee under the terms of the present contract for the fiscal year ended July 31, 1994, to the management fee the fund would have incurred if the proposed contract had been in effect.
Present Contract   Proposed Contract   Percent Difference
Management Fee     Management Fee

$ 8,799,000        $ 7,197,000          0.10%

 According to Lipper Analytical Services, Inc., an independent service that monitors the mutual fund industry, the median management fee for the Taxable Government & Treasury Money Market Fund universe, which includes 166 funds, was 0.40% for the twelve months ended July 31, 1994. However, because the fund's management fee is all-inclusive, it is more appropriate to compare the fund to its competitors on the basis of total
   expenses.     Thus, the proposed fee (0.45%), which includes payment by
FMR of the total expenses for the fund, would remain well below the competitive median total expense level for Taxable Government & Treasury Money Market Funds (0.64%).
MATTERS CONSIDERED BY THE    BOARD
 The Amended Contract was approved by the Board of Trustees of the fund, including all of the Trustees who are not interested persons of FMR (the "Independent Trustees") on June 17, 1993. The Board of Trustees meets eleven times a year, typically for a full day or over a two-day period when warranted. The Independent Trustees frequently meet as independent Trustees in executive session. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fee are considered at most, if not all, of its meetings. The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees, which has provided extensive legal advice to the Independent Trustees on a variety of matters, including the Independent
   Trustees     responsibilities in respect of the fund's management fees.
    INFORMATION RECEIVED        BY        THE        INDEPENDENT
   TRUSTEES.     In connection with their regular meetings Trustees receive information material relating to the consideration of the fund's management fee, including (i) sales and redemption data in respect of the fund, (ii) the fund's average assets, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, (iv) the investment outlook of the fund's portfolio manager, and (v) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) relationships with the fund's custodian and subcustodians, and (4) the resources devoted to and the record of compliance with investment policies and restrictions.
 Matters considered in connection with their approval of the Amended Contract include the following:
   INVESTMENT        PERFORMANCE        AND        COMPARATIVE
   INFORMATION.    The Board of Trustees and the Independent Trustees
considered whether the fund's record of operating within its investment objective and its investment restrictions. They reviewed data on investment performance, management fees, and expense ratios of the fund, competitor funds, and other Fidelity funds. The performance information reviewed included the following: background information, investment results, performance charts, top fifteen holdings, portfolio diversification and ranking in the competitive universe. The Trustees also reviewed the fund's
one-year and three-year total returns for the period ended    May 31,
   1993     (as reported and as restated to include the impact of the
proposed fee amendment) compared to the returns for all money market funds and for selected competitor funds.
   FMR'S        PERSONNEL        AND        METHODS.     The Independent
Trustees met periodically with the fund's portfolio manager, and with the senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. The Board of Trustees and the Independent Trustees considered extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR and Fidelity Service Co. (the fund's transfer, shareholder servicing, and bookkeeping agent), information on the size, education and experience of FMR's investment staff, and FMR's approach to recruiting and retaining capable portfolio managers and other research, advisory and management personnel. The Trustees also considered FMR's policies and procedures, and its dedication of resources, to assure compliance with investment policies and restrictions, as well as other applicable accounting, tax and regulatory requirements. They also considered the efforts undertaken by FMR to further improve the quality and extent of investment and other services.
   NATURE        AND        QUALITY        OF        OTHER
   SERVICES.     The Board of Trustees and  the Independent Trustees
considered the nature, quality, cost and extent of administrative and shareholder services performed for the fund, and the other Fidelity funds by FMR and related companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services under the current and amended contract the management fee is all-inclusive and accordingly, covers the fund's fees payable in respect of these services. The Board of Trustees and the Independent Trustees considered FMR's expenditures in developing enhanced shareholder services for the fund, enhancement sin the quality and scope of the shareholder services provided to the fund' shareholders, and the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
   EXPENSES.      The Board of Trustees and the Independent Trustees
considered the fund's expense ratio and expense ratios of selected competitor funds. They also considered the amount and nature of fees paid by shareholders.
   PROFITABILITY.     The Board of Trustees and the Independent Trustees
considered the level of FMR's profits in respect of the management of the fund and reviewed profitability data giving pro forma effect to the proposed change in management fee. This consideration included a review of FMR's methodology in allocating its costs to its management of the fund.
   ECONOMIES        OF        SCALE.     The Board of Trustees and the
Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, the extent to which FMR and the fund have benefitted from any economies of scale, and the extent to which there is potential for realization of any further economies of scale.
   OTHER        BENEFITS        TO        FMR.      The Board of Trustees
and the Independent Trustees also considered the revenues and profitability of other FMR businesses (that is businesses other than its mutual fund business) that might benefit from FMR's mutual fund business. The Independent Trustees have considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
   OTHER        BENEFITS        TO        SHAREHOLDERS.      The
Independent Trustees and the Board of Trustees have considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
In considering the foregoing factors the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on its evaluation of all material information and assisted by the advice of independent counsel, the Board of Trustees concluded that the proposed management fee rate under the Amended Contract structure is fair and reasonable. The Board of Trustees and the Independent Trustees voted to approve the submission of the Amended Contract to shareholders of the fund and recommend that shareholders of the fund vote FOR the Amended Contract.
4. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
BORROWING.
 The fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation."
 Subject to shareholder approval, the Trustees intend to replace the fund's fundamental investment limitation with the following modified fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that
(i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to conform the fund's fundamental borrowing limitation to a limitation that is expected to become the standard for all taxable money market funds managed by FMR. The SEC considers reverse repurchase agreements to be a form of borrowing and therefore, subject to the fund's limitation on borrowing. Currently the fund may only borrow (and engage in reverse repurchase agreements) for temporary or emergency purposes. The proposed fundamental limitation would permit the fund to continue to borrow for temporary or emergency purposes, but also allow it to engage in reverse repurchase agreements for any purpose. If approved, the revised limitation cannot be changed without a future vote of shareholders.
 In a reverse repurchase agreement, the fund temporarily transfers possession of a security to another party in return for cash and agrees to repurchase the security at a particular price and time. The fund then invests the cash in other short-term money market instruments in which it is permitted to invest. The fund continues to earn interest on the security transferred to the counterparty ("transferred security") and, in addition, the difference between the cost of the reverse repurchase agreement and the amount earned from the investment of cash obtained through the reverse repurchase agreement. This investment strategy may be employed when a particular security held by the fund is in demand so that the reverse repurchase agreement counterparty is willing to charge less than a market rate of interest on the reverse repurchase agreement. If the fund is able to invest the cash it receives from the reverse repurchase agreement at a short-term rate higher than the cost of the agreement, the fund will benefit.
 Although the fund will require that a reverse repurchase agreement be fully collateralized with cash or other appropriate securities, there is a risk that the securities transferred to the counterparty may not be returned. In this case, the fund might be forced to reinvest the cash at a lower interest rate than that of the transferred security. The use of reverse repurchase agreements could increase the risk of fluctuation in the fund's yield or in the market value of its assets since the fund has credit and interest rate exposure to both the transferred security and the security purchased with the cash proceeds ("securities purchased"). However this risk is limited since both the security transferred and the securities purchased will be short-term, high quality money market obligations. All money market funds, including the Spartan U.S. Treasury Money Market Fund, are required to observe a maximum dollar-weighted average maturity of 90 days or less. The maturity of the transferred security and the securities purchased are considered in the calculation of the fund's dollar-weighted average maturity. This maturity restriction is designed to limit the impact of changes in general levels of short-term interest rates on the value of the fund's portfolio securities.
 The proposed amended limitation would also require the fund to reduce borrowings that come to exceed 33 1/3% of total assets for any reason within three days excluding Sundays and holidays. Under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only by reason of a decline in net assets. In addition, the proposed limitation specifically defines "three days" to exclude Sundays and holidays.
 If the proposal is approved, the fund will also adopt the following non-fundamental limitation. The current non-fundamental limitation includes reverse repurchase agreements in the limitation on purchasing securities when borrowings representing 5% of the fund's assets are outstanding. The proposed limitation would exclude reverse repurchase agreements from counting towards the 5% limitation and therefore allows the fund to enter into reverse repurchase agreements with respect to more than 5% of its assets for investment purposes.
 "The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets."
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
5. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 The primary purpose of this proposal is to revise the fund's investment limitation to conform to a limitation which are expected to become standard for all funds managed by FMR. The Board of Trustees has asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective, to adopt standard non-fundamental limitations and to propose to shareholders elimination of certain fundamental investment limitations or adoption of standard fundamental investment limitations. FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the investment techniques employed by the funds at this time, it will contribute to the overall objective of standardization.
 The fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that the fund may establish additional series of shares in accordance with its Declaration of Trust."
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The 1940 Act restricts a fund's ability to issue senior securities. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of a fund with respect to the fund's assets or earnings. It generally does not include temporary or emergency borrowings by a fund (which might occur to meet shareholder redemption requests) in accordance with federal law and a fund's investment limitations. Various investment techniques that obligate a fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than normal) occasionally raise questions as to whether a "senior security" is created. The fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act.
 Although adoption of the amended senior securities limitation is not likely to have any impact on the investment techniques employed by the fund, it will contribute to the overall objective of standardization. If the proposal is approved, the new fundamental senior securities investment limitation cannot be changed without a future vote of the fund's shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the funds. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of the fund's shares under federal and state law; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees. Services provided by affiliates of FMR will continue
under the proposed management contract described in    Proposal     3.
 FMR is responsible for the payment of all expenses of the fund with certain exceptions. Specific expenses payable by FMR include, without limitation, the fees and expenses of registering and qualifying the trust, the fund, and its shares for distribution under federal and state securities laws; expenses of typesetting for printing the Prospectus and Statement of Additional Information; custodian charges; audit and legal expenses; insurance expense; association membership dues; and the expenses of mailing reports to shareholders, shareholder meetings, and proxy solicitations. FMR also provides for transfer agent and dividend disbursing services and general accounting record maintenance through FSC, an affiliate of FMR.
FMR is the fund's manager pursuant to a management contract dated December 1, 1990, which was approved by the fund's shareholders on November 14, 1990. For the services of FMR under the contract, the fund pays FMR a monthly management fee at the annual rate of .55% of the fund's average net assets throughout the month. FMR reduces its fee by an amount equal to the fees and expenses of the non-interested Trustees.
Prior to December 1, 1990, FMR was the fund's manager pursuant to a management contract dated December 1, 1989, executed in conjunction with shareholder approval of a plan to convert the fund from a Delaware limited partnership to a Massachusetts business trust. For the services of FMR under that contract, the fund paid FMR a monthly management fee composed of two elements: a group fee rate and an individual fund fee rate of .28%. The group fee rate was based on the average monthly net assets of all of the registered investment companies with which FMR had management contracts. The fund was responsible for paying expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services that are now paid for by FMR under the fund's current management contract. The gross management fees incurred by the fund and the amounts reimbursed by FMR for the fiscal year ending July 31, 1994 are indicated in the table below.
Management Fees        Amount of Total
Before Reimbursement   Expense Reimbursements

$ 8,799,000            $ 1,602,000

 FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees who are not "interested persons" of the trust or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions (if any), and extraordinary expenses). During fiscal 1994 the fund's total operating expenses were .45% of average net assets. FMR has voluntarily agreed to limit the fund's total operating expenses to an annual rate of .45% of its average net assets through December 31, 1995. If voluntary implementation had not been in effect, fees for fiscal 1994 would have been .55%.
To defray shareholder service costs, FMR or its affiliates also collect the fund's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and $2.00 checkwriting charge. For the fiscal year ending July 31, 1994, exchange fees, account closeout fees, wire fees and checkwriting charges amounted to $40,000, $6,000, $3,000, and $25,000, respectively.
SUB-ADVISORY AGREEMENT
On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to the fund. The contract was approved by shareholders on November 14, 1990.
Under the sub-advisory agreement, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For fiscal 1994, FMR paid FMR Texas fees of $4,399,000 for the fund. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to the fund advised by FMR is contained in the Table of Average Net Assets
and Expense Ratios in Exhibit 3 on page    37.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the fund. Messrs. Johnson 3d, Burkhead, John
H. Costello, Gary L. French, Arthur S. Loring, Thomas D. Maher, Leonard M. Rush, Fred L. Henning, Jr., and Leland Barron are currently officers of the fund and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Maher, and Mr. Rush, all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts, which was organized on October
31, 1972.    At present, the principal operating activities of FMR Corp.
are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity
organization.     Messrs. Johnson    3d, Burkhead, William L.
   Byrnes,        James C. Curvey, Caleb Loring, Jr.,     and    Ms.
Abigail P.        Johnson     are    the     Directors of FMR Corp. On
   December     31, 1994, Messrs. Johnson    3d, Burkhead, Curvey, and
Loring,        Jr.     and    Ms.        Johnson     owned approximately
24%, 3%, 3%,        13%,     and    24%,     respectively, of the voting
common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which
Messrs. Burkhead, Curvey,        or        Loring,        Jr.
   are        Trustees,     owned in the aggregate approximately    32%
of the voting common stock of FMR Corp. Messrs. Johnson    3d,
   Burkhead,     and    Curvey     owned approximately    2%,
   3%,     and    2%,     respectively, of the non-voting common and
equivalent stock of FMR Corp. In addition, various trusts for the benefit
of members of the Johnson    family, for which Mr. Loring, Jr. is
   the sole Trustee,     and other trusts for the benefit of Johnson family
members, through limited partnership    interests     in a partnership the
corporate general partner of which is controlled by Mr. Johnson    3d, Mr.
Loring,        Jr.,     and other Johnson family members, together owned
approximately    43%     of the non-voting common and equivalent stock of
FMR Corp. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period    August        1,        1993     through
December       31,        1994,     the following transactions were entered
into by Trustees    and nominees        as Trustee     of the fund
involving more than 1% of the voting common, non-voting common and
equivalent stock, or preferred stock of FMR Corp.    Mr. Edward C. Johnson
3d converted 2,064 shares of voting common stock into 2,064 shares of
non-voting common        stock.
ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
 Funds with investment objectives similar to the fund's for which FMR has entered into a sub-advisory agreement with FMR Texas, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios (Exhibit 3) on page 37.
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the fund and of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far
East) Inc. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the fund and of other funds advised by FMR; a Director of FMR Corp.; President of FMR; and President and Director of Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc. Each of the Directors are stockholders of FMR Corp.
 The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts. The principal business address of FMR Texas is 400 East Las Colinas Boulevard, Irving, Texas.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the fund, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and the fund's Annual Report you wish to receive in order to supply copies to the beneficial owners of the shares.

EXHIBIT 1
AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
 THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION (the Agreement) is made as of the 17th day of June 1993, by and between Spartan U.S. Treasury Money Market Fund (the Fund), a separate series of Spartan U.S. Treasury Money Market Fund (the Massachusetts Trust), a business trust duly formed under the laws of the Commonwealth of Massachusetts, and Fidelity Hereford Street Trust (the Trust), a business trust duly formed under the laws of the State of Delaware.
 This Agreement is intended to effect the conversion of the Fund into a series of the Delaware business trust. The conversion will involve the transfer of all of the assets of the Fund solely in exchange for assumption by a series of the Trust of all liabilities of the Fund and issuance of shares of beneficial interest of a series of the Trust (the Trust Series Shares), followed by the constructive distribution, on the Closing Date hereinafter referred to, of such Trust Series Shares to the holders of shares of beneficial interest of the Fund (the Fund Shareholders) in liquidation and termination of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
 In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SHARES OF THE TRUST; DISSOLUTION OF THE FUND
 1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Fund agrees to transfer its assets as set forth in paragraph 1.2 to a separate series of the Trust (the Series) established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share issued to Fidelity Management & Research Company (FMR)) or commenced operations. The Trust, on behalf of the Series, agrees in exchange therefor (1) that the Series shall assume all of the Fund's liabilities, whether contingent or otherwise, then existing, and further (2) that the Trust shall deliver to the Fund the number of full and fractional Trust Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of closing, as described in paragraph 3.1, on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.
 1.2. The assets of the Fund to be acquired by the Trust on behalf of the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.
 1.3. Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of the Fund or any officer duly authorized by them, on the Fund's behalf as the then sole shareholder of the Trust, shall approve or disapprove (i) a Management Contract between the Trust and FMR, (ii) a Sub-Advisory Agreement between FMR and FMR Texas Inc., (iii) a Distribution and Service Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act), between the Trust and Fidelity Distributors Corporation (FDC) substantively identical to the plan and contracts currently in effect with the Fund, except as to the parties to such plan or contract , (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policies described in Proposal 7.
 1.4. As provided in paragraph 3.3, on the Closing Date the Fund will constructively distribute the Trust Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund (Fund Shares) to Fund Shareholders of record determined as of the close of business on the Closing Date, in liquidation of such Fund Shares. Such distribution will be accomplished by the transfer of the Trust Series Shares then credited to the account of the Fund on the share records of the Trust to open accounts on those records in the names of such Fund Shareholders and representing the respective pro rata number of the Trust Series Shares due such Fund Shareholders. The Trust shall not issue certificates representing Trust Series Shares in connection with such distribution. Fractional Trust Series Shares shall be rounded to the third decimal place.
 1.5. Immediately after the distribution of the Trust Series Shares as set forth in Section 1.4, the Fund shall be terminated and liquidated and any such further actions shall be taken in connection therewith as required by applicable law.
 1.6. Ownership of Trust Series Shares will be shown on the books of Fidelity Service Co. (FSC) as the Trust's transfer agent.
 1.7. Any transfer taxes payable upon issuance of Trust Series Shares in a name other than the registered holder of the corresponding Fund Shares on the books of the Fund as of that time shall be paid by the person to whom such Trust Series Shares are to be distributed as a condition of such transfer.
 1.8. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and any later date on which the Fund may be terminated.
2. VALUATION
 2.1. The value of the Fund's net assets to be acquired by the Trust on behalf of the Series hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus on the Closing Date, using the valuation procedures set forth in the Fund's then current Prospectus or Statement of Additional Information.
 2.2. The number, value and denominations of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 2.3. All computations of value shall be made by FSC, a division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
3. CLOSING AND CLOSING DATE
 3.1. The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate such acts (Closing), shall occur at the principal office of the Trust on June 16, 1995 (Closing Date), or at such other place or later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the Fund's net asset value or at such other time and/or place as the parties may agree.
 3.2. In the event that, on the Closing Date, (a) the New York Stock Exchange is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of the Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the Fund is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.
 3.3. The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified the Custodian, as Custodian for the Fund, of the Fund's conversion to a series of the Trust.
 3.4. FSC, as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
4. REPRESENTATIONS AND WARRANTIES
 4.1. The Fund represents and warrants as follows:
  4.1.A. The Fund is a Massachusetts business trust or series thereof duly formed and validly existing under the laws of the Commonwealth of Massachusetts;
  4.1.B. The Fund is duly registered as an open-end management investment company under the 1940 Act, or is a series of a registrant and such registration is in full force and effect;
  4.1.C. The Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust dated December 31, 1989 or the Fund's Bylaws or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound;
  4.1.D. The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
  4.1.E. To the Fund's knowledge, no material litigation or administrative proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings, and the Fund is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
  4.1.F. At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;
  4.1.G. All issued and outstanding Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable, except that under Massachusetts law, shareholders of a Massachusetts business trust may be held personally liable for the obligations of the trust;
  4.1.H. The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
  4.1.I. All of the issued and outstanding Fund Shares will, at the time of the Closing, be held by the persons and in the amounts as certified in accordance with the provisions of paragraph 3.4;
  4.1.J. On the Closing Date, the Fund will have good and marketable title to its assets to be transferred to the Series pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Trust will acquire good and marketable title thereto;
  4.1.K. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to approval of Fund Shareholders, and will not conflict with the Fund's Declaration of Trust, or Bylaws, if any, or any provision of any agreement to which the Fund is a party or by which it is bound, or to the knowledge of the Fund, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or by which it is bound;
  4.1.L. To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the conversion;
  4.1.M. The Fund shares are widely held and may be purchased and redeemed upon request;
  4.1.N. No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the conversion;
  4.1.O. Immediately following consummation of the conversion, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the conversion;
  4.1.P. Immediately following the consummation of the conversion, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the conversion. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the conversion will, in the aggregate, constitute less than 1% of the net assets of the Fund;
  4.1.Q. At the time of the conversion, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
  4.1.R. There is no intercompany indebtedness between the Trust on behalf of the Series and the Fund that was issued, acquired or that will be settled at a discount;
  4.1.S. The Fund's liabilities to be assumed by the Trust on behalf of the Series in the conversion were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
  4.1.T. The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the conversion;
  4.1.U. The fair market value of the Fund's assets to be transferred by the Fund to the Trust on behalf of the Series will equal or exceed the Fund's liabilities to be assumed by the Trust on behalf of the series plus the liabilities to which the transferred assets are subject;
  4.1.V. The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended (the Code);
  4.1.W. The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
  4.1.X. To the Fund's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act) and the 1940 Act, and such as may be required under state securities laws;
  4.1.Y. The Statements of Assets and Liabilities and Operations, the Statement of Changes in Net Assets, Per Share Data and Ratios, and the Schedule of Investments of the Fund at July 31, 1994 (copies of which have been furnished to the Trust) have been audited by Price Waterhouse, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are presented in accordance with generally accepted accounting principles, and fairly present, in all material respects, the financial condition of the Fund as of such date, and there are no material known liabilities of the Fund at such date (contingent or otherwise) not disclosed therein;
  4.1.Z. Since July 31, 1994 there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust; and
  4.1.A.A. The Fund will be liquidated immediately after the conversion.
 4.2. The Trust represents and warrants as follows:
  4.2.A. The Trust is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware; that the Trust filed its Trust Certificate with the Secretary of State of Delaware;
  4.2.B. The Series is a duly established and designated Series of the Trust;
  4.2.C. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Trust Instrument or Bylaws of the Trust or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound;
  4.2.D. To the Trust's knowledge, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Trust or any of its properties or assets, except as previously disclosed in writing to the Fund. The Trust knows of no facts that might form the basis for the institution of such proceedings, and the Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
  4.2.E. The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
  4.2.F. Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series; Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Delaware law on the Closing Date;
  4.2.G. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
  4.2.H. The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Delaware law;
  4.2.I. The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be approximately equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
  4.2.J. The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the conversion except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
  4.2.K. The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the conversion other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
  4.2.L. Following the conversion, the Trust, on behalf of the Series, will continue the Fund's historic business;
  4.2.M. The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the conversion, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
  4.2.N. The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
  4.2.O. The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date; and
  4.2.P. To the Trust's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.
5. COVENANTS OF THE FUND AND THE TRUST
 5.1. The Fund covenants to call a meeting of Fund Shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 5.2. The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 5.3. The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 5.4. The Fund will, from time to time, as and when requested by the Trust, execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in, and confirm to, the Trust on behalf of the Series, title to, and possession of, all the assets of the Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.
 5.5. The Fund will prepare a proxy statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the Shareholder's Meeting to consider approval of this Agreement and the transactions contemplated herein.
 5.6. The Trust will, from time to time as and when requested by the Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Fund may deem necessary or desirable in order to vest in, and confirm to, the Fund, title to, and possession of, the Trust Series Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.
 5.7. Subject to the provisions of this Agreement, the Trust and the Fund each will take, or cause to be taken, all actions, and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND
 The obligations of the Fund to consummate the transactions provided for herein shall be subject to the performance by the Trust of all the obligations to be performed by the Trust hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
 6.1. All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
 6.2. The Trust shall have delivered on the Closing Date to the Fund a certificate executed in the Trust's name by its duly authorized officer in form and substance satisfactory to the Fund, dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.
 Each of the foregoing conditions precedent may be waived by the Fund.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST
 The obligations of the Trust to consummate the transactions provided for herein shall be subject to the performance by the Fund of all the obligations to be performed by the Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
 7.1. All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
 7.2. The Fund shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Fund as to the aggregate asset value of the Fund's portfolio securities as of the Closing Date; and
 7.3. The Fund shall have delivered to the Trust on the Closing Date a certificate executed in the Fund's name by its duly authorized officer, in form and substance satisfactory to the Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.
Each of the foregoing conditions precedent may be waived by the Trust.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE TRUST The obligations of the Fund and the Trust are each subject to the further conditions that on or before the Closing Date:
 8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of Fund Shareholders in accordance with applicable law;
 8.2. On the Closing Date no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;
 8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions; and
 8.4. The Trust shall have taken all necessary action so that it shall be a registered open-end investment company under the 1940 Act immediately after the closing.
 8.5. The Fund and the Trust shall have received on or before the Closing Date an opinion of Kirkpatrick & Lockhart satisfactory to the Fund and the Trust, substantially to the effect that for federal income tax purposes:
  8.5.A. No gain or loss will be recognized to the Fund upon the transfer of its assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities;
  8.5.B. No gain or loss will be recognized to the Series on the Trust's receipt of the Fund's assets in exchange for the Trust Series Shares and the assumption by the Series of the Fund's liabilities;
  8.5.C. The basis of the Fund's assets in the Series' hands will be the same as the basis of those assets in the Fund's hands immediately before the conversion;
  8.5.D. The Series' holding period for the assets transferred to the Trust by the Fund will include the holding period of those assets in the Fund's hands immediately before the conversion;
  8.5.E. No gain or loss will be recognized to the Fund on the distribution of the Trust Series Shares to the Fund Shareholders in constructive exchange for their Fund Shares;
  8.5.F. No gain or loss will be recognized to a Fund Shareholder as a result of the Fund's distribution of Trust Series Shares to that Fund Shareholder in constructive exchange for that Fund Shareholder's Fund Shares;
  8.5.G. The basis of the Trust Series Shares received by a Fund Shareholder will be the same as the adjusted basis of that Fund Shareholder's Fund Shares constructively surrendered in exchange therefor; and
  8.5.H. The holding period of the Trust Series Shares received by a Fund Shareholder will include the Fund Shareholder's holding period for the Fund Shareholder's Fund Shares constructively surrendered in exchange therefor, provided that said Fund Shares were held as capital assets on the date of the conversion.
 Each of the foregoing conditions precedent to the obligations of a party may be waived by that party.
9. BROKERAGE FEES AND EXPENSES
 9.1. The Trust and the Fund each represent and warrant to the other that there are no brokers or finders fees payable in connection with the transactions contemplated hereby.
 9.2. The Fund will assume expenses incurred by the Trust and by the Fund in connection with the entering into and carrying out of provisions of this Agreement, including, without limitation: (a) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable federal and state securities laws to qualify the Trust Series Shares in each state in which the Fund Shareholders are resident as of the date of the mailing of the Proxy Statement to the Fund Shareholder; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; and (f) solicitation costs whether or not the transactions contemplated hereby are consummated.
10. ENTIRE AGREEMENT
 The Trust and the Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.
11. TERMINATION
 11.1. This Agreement may be terminated by the mutual agreement of the Trust and the Fund. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  11.1.A. Of a material breach by the other of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or
  11.1.B. A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
  11.2. In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective trustees or officers, to the other party or its trustees or officers.
12. AMENDMENT
 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called by the Fund pursuant to paragraph 5.1, no such amendment may have the effect of changing the provisions for determining the number of Trust Series Shares to be paid to the Fund Shareholders under this Agreement to the detriment of the Fund Shareholders without their further approval.
13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT
 13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
 13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
 13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
 13.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 13.5. The parties hereto recognize that each of the Fund and the Trust is a business trust and all parties agree that any claim arising hereunder or by reason hereof shall not be enforceable against the Trustees or shareholders of either the Fund or the Trust but only against the assets of the Fund and of the Series, respectively.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
    Spartan U.S. Treasury Money Market Fund:


    [signature lines omitted]

    Fidelity Hereford Street Trust:
    Spartan U.S. Treasury Money Market Fund


    [signature lines omitted]

    FMR hereby agrees, pursuant to its Management
    Contract with the Fund and with the Delaware Trust in respect of the Series, to assume the expenses provided for in accordance with paragraph 9.2 of this Agreement.

    FIDELITY MANAGEMENT & RESEARCH COMPANY

    [signature lines omitted]

EXHIBIT 2
The language to be added to the current contract is underlined and material to be deleted is set forth in [brackets].
MANAGEMENT CONTRACT
BETWEEN
SPARTAN U.S. TREASURY MONEY MARKET FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 AGREEMENT amended and restated as of this 1st day of [December, 1990] May, 1995, by and between Spartan U.S. Treasury Money Market Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of its single existing series of shares (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the
Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.
  (d) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (a[t]s those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of [.55%] .45% of the average daily net assets of the Portfolio (computed in the manner set forth in the [fund's] Declaration of Trust) [determined as of the close of business on each day] throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.
  In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until [June 30, 1992] May 31, 1995 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust are separate and distinct from those of any and all other Portfolios.
 7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.
[signature lines omitted]
EXHIBIT 1
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF NET
         ADVISORY FEES
         TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS) (B)   TO FMR (C)   ASSETS
(D)
TAXABLE MONEY MARKET ((yen))
Variable Insurance
 Products:
  Money Market 12/31/93 $ 307.3 0.13% 0.22%
Select Money Market 2/28/94  462.6 0.13 0.72
Institutional Cash:
 Domestic Money
  Market:
  Class A  3/31/94  762.8 0.12* 0.18*
  Class B ((hollow diamond)) 3/31/95**  18.2 0.12* 0.50(dagger)*
 Money Market :
  Class A  3/31/94  5,263.1 0.15* 0.18*
  Class B  3/31/94**  34.4 0.15(dagger)* 0.50(dagger)*
 U.S. Government:
  Class A  3/31/94  4,830.3 0.14* 0.18*
  Class B ((hollow diamond)) 3/31/95**  10.0 0.14* 0.43(dagger)*
 U.S. Treasury 3/31/94  1,898.0 0.15* 0.18*
 U.S. Treasury II:
  Initial Class 3/31/94  4,916.5 0.14* 0.18*
  Class B  3/31/94**  1.5 0.14(dagger)* 0.50(dagger)*
Spartan Money Market 4/30/94  4,512.4 0.31* 0.31*
Spartan U.S. Government
 Money Market 4/30/94  799.3 0.45 0.45
The North Carolina
 Capital Management Trust:
  Cash Portfolio 6/30/94  1,391.7 0.39 0.39
Daily Money Fund:
 Capital Reserves:
  Money Market 7/31/94  664.6 0.47* 0.98*
  U.S. Government
   Money Market 7/31/94  314.4 0.47* 0.98*
 Money Market 7/31/94  1,510.6 0.41* 0.65*
 U.S. Treasury:
  Class A  7/31/94  2,669.0 0.50 0.60
  Class B  7/31/94**  0.2 0.50(dagger) 1.35(dagger)*
 U.S. Treasury Income 7/31/94  1,124.7 0.20* 0.20*
Spartan U.S. Treasury
 Money Market 7/31/94  1,601.5 0.45* 0.45*
Daily Income Trust 8/31/94  2,126.5 0.30 0.56



         RATIO OF NET
         ADVISORY FEES
         TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS) (B)   TO FMR (C)   ASSETS
(D)
Money Market Trust:
 Domestic Money
  Market  8/31/94 $ 424.8 0.42% 0.42%
 Retirement Government
  Money Market 8/31/94  1,508.8 0.42 0.42
 Retirement Money
  Market  8/31/94  2,233.6 0.42 0.42
 U.S. Government 8/31/94  173.2 0.42 0.42
 U.S. Treasury 8/31/94  165.3 0.42 0.42
Cash Reserves 11/30/94  12,398.9 0.19 0.52
State and Local Asset
 Management Series:
  Government Money
   Market 11/30/94  396.6 0.43 0.43
U.S. Government
 Reserves  11/30/94#  1,103.0 0.20(dagger) 0.36(dagger)*
(a) All fund data are as of the fiscal year end noted in the chart or as of November 30,1994, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(d) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations, or paid by or due from brokers to which certain portfolio trades have been directed. Funds so affected are indicated by an (*).
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to each fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.


   TMM-PXS-295            CUSIP #846823102/FUND #415

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
SPARTAN U.S. TREASURY MONEY MARKET FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint Edward C.
Johnson 3d, Arthur S. Loring and    Richard        J.        Flynn,
       or any one or more of them, attorneys, with full power of substitution, to vote all shares of SPARTAN U.S. TREASURY MONEY MARKET
FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82
Devonshire St., Boston, MA 02109, on April 19, 1995 at    9:00     a.m. and
at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1995
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip # 846823102/fund# 415]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.    To adopt a new fundamental investment policy for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      fund permitting the fund to invest all of  its assets in
      another open-end investment company with the same
      investment objective and investment policies.

2.    To approve an Agreement and Plan providing for the          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      conversion of the fund into a separate fund of a
      Delaware business trust.

3.    To approve an amended management contract for the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      fund.

4.    To amend the fund's fundamental investment                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      limitation concerning borrowing.

5.    To amend the fund's fundamental investment                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      limitation concerning the issuance of senior securities.




[TMM-PXC-29   5]        [cusip # 846823102/fund# 415]
SPARTAN U.S. TREASURY MONEY MARKET FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Spartan U.S. Treasury Money Market Fund shareholders will be held in April to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with the same objective and investment policies.
PROPOSAL 2 is to approve an Agreement and Plan providing for the conversion of the fund into a separate fund of a Delaware business trust. PROPOSAL 3 is to approve an amended management contract for the fund which would modify the management fee that FMR receives from the fund by reducing it .10%, from .55% to .45% of the fund's average net assets.
PROPOSAL 4 is to modify the fund's fundamental investment limitation concerning borrowing. This proposal will allow the fund to engage in the purchase of reverse repurchase agreements
The primary purpose of PROPOSALS 4 AND 5 is to revise the fund's investment limitation in order to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objective of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
TMM - PXL - 295